                                                                   Exhibit 10.73


                       PREFERRED SHARE EXCHANGE AGREEMENT


         THIS PREFERRED SHARE EXCHANGE AGREEMENT (this "Agreement"), dated as of ___________, 2002, is between Aquis Communications Group, Inc., a Delaware corporation with a place of business at 1719A Route 10, Suite 300, Parsippany, New Jersey 07054 (the "Company"), and the holder of shares of 7 1/2% Redeemable Stock executing this Agreement (the "Stockholder" and with the Company, the "Parties" and each individually a "Party").

         WHEREAS, the Company currently has issued and outstanding 7 1/2% Redeemable Preferred Stock, par value $0.01 per share, having an aggregate liquidation value of $1,500,000 (the "7 1/2% Redeemable Preferred Stock"); and

         WHEREAS, the Stockholder owns, beneficially and of record, the number of shares of 7 1/2% Redeemable Preferred Stock set forth on Exhibit A (the "Existing Preferred Stock"); and

         WHEREAS, the Company entered into a Restructuring Agreement, dated as of May 20, 2002 (the "Restructuring Agreement"), with Desert Communications LLC, a Delaware limited liability company ("Desert"), and FINOVA Capital Corporation, a Delaware corporation ("FINOVA") pursuant to which, among other things, the approximately $31.5 million in indebtedness of Aquis Wireless Communications, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, to FINOVA will be restructured (the "Restructuring"); and

         WHEREAS, as a condition precedent to the Restructuring, the Company is required to (a) enter into this Agreement with the Stockholder whereby the Company will cancel the Existing Preferred Stock and issue to the Stockholder in replacement thereof shares of Redeemable Preferred Stock, $.01 par value per share, of the Company (the "Replacement Preferred Stock") and (b) consummate the transactions contemplated by this Agreement on or prior to the closing of the transactions described in the Restructuring Agreement; and

         WHEREAS, as a further condition precedent to the Restructuring, the Company is required to (a) enter into an agreement in the form of this Agreement with each other stockholder of the Company who owns, beneficially and of record, shares of 7 1/2% Redeemable Preferred Stock (collectively, the "Stockholders") whereby such stock will similarly be cancelled and replaced with shares of Series B Redeemable Preferred Stock, $.01 par value per share, of the Company (collectively, the "Share Exchange Agreements") and (b) consummate the transactions contemplated by the Share Exchange Agreements on or prior to the closing of the transactions described in the Restructuring Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

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                                      -2-

                                   ARTICLE I

                DEFINITIONS; REFERENCES TO SECTIONS AND EXHIBITS

         1.1 Definitions. Capitalized terms used in this Agreement have the meanings indicated below:

         "Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

         "Claims" has the meaning set forth in Section 7.1.

         "Closing" has the meaning set forth in Section 2.4.

         "Closing Date" has the meaning set forth in Section 2.4.

         "Commission" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

         "Company SEC Documents" has the meaning set forth in Section 3.4.

         "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

         "Encumbrance" means any charge, claim, mortgage, servitude, community or other marital property interest, covenant, equitable interest, license, lease or other possessory interest, lien, option, pledge, security interest, preference, priority, right of first refusal or similar restriction.

         "Exchanged Shares" has the meaning set forth in Section 2.2.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

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                                      -3-

         "Indemnified Party" has the meaning set forth in Section 7.1.

         "Indemnifying Party" has the meaning set forth in Section 7.1.

         "Losses" has the meaning set forth in Section 7.1.

         "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "Requirements of Law" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

         "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

         1.2 References to Sections and Exhibits. All references in this Agreement to sections and exhibits refer to the corresponding sections and exhibits of, or attached to, this Agreement, unless the context expressly or by necessary implication otherwise requires.

                                   ARTICLE II

                               EXCHANGE OF SHARES

         2.1 Authorization. The Company has authorized the issuance of 300 shares of Replacement Preferred Stock into which the shares of Existing Preferred Stock may be exchanged.

         2.2 Exchange of Shares. Subject to the terms and conditions set forth in this Agreement, the Company agrees to exchange with the Stockholder, and the Stockholder agrees to exchange with the Company, on the Closing Date, the aggregate number of shares of Existing Preferred Stock set forth on Exhibit A, for the aggregate number of shares of Replacement Preferred Stock set forth on Exhibit A (with all of the shares of Replacement Preferred Stock issued in exchange for the shares of Existing Preferred Stock under this Agreement referred to as the "Exchanged Shares").

         2.3 Certificate of Designations. The Exchanged Shares will have the preferences and rights set forth in the certificate of designation, preferences and rights of the Exchanged Shares which the Company has adopted and will cause to be filed with the Secretary of the State of Delaware prior to the Closing.

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                                      -4-

         2.4 Closing. The closing of the transactions contemplated by Section
2.2 (the "Closing") will take place at the offices of Desert's counsel, Piper Rudrick LLP, 1251 Avenue of the Americas, 29th Floor, New York, New York simultaneously with, and on the date of, the closing of the transactions described in the Restructuring Agreement, or at such other time, place and date that the Company and Desert may agree to in writing (the "Closing Date"). On the Closing Date, (a) the Company will deliver to the Stockholder certificates representing the number of the Exchanged Shares being acquired by the Stockholder pursuant to Section 2.2, registered in the name of the Stockholder and in such denominations as is specified in advance by the Stockholder and (b) the Stockholder will deliver to the Company certificates evidencing the shares of Existing Preferred Stock held by the Stockholder, with each such certificate being duly endorsed in blank and accompanied by such stock powers and such other documents as may reasonably be necessary in the Company's judgment to transfer record ownership of the shares of Existing Preferred Stock.

         2.5 Rights of Stockholders. From and after the Closing Date, whether or not a Stockholder has surrendered for cancellation certificates evidencing the shares of Existing Preferred Stock held by such Stockholder a provided for in
Section 2.4 above, shares of Existing Preferred Stock held by such Stockholder shall be deemed to be no longer outstanding for any purpose and all rights with respect to such shares shall cease, except the right of the Stockholder to receive certificates representing Exchanged Shares as provided in Section 2.4 above.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Stockholder as follows:

         3.1 Incorporation. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware.

         3.2 Authorization. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement and for the authorization, issuance and delivery of the Replacement Preferred Stock has been or will be taken prior to the Closing.

         3.3 Validity of Securities; No Violation. The Replacement Preferred Stock, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all Encumbrances. The issuance of the Replacement Preferred Stock will not violate, conflict with or constitute a default under the Charter or the By-Laws of the Company or any material agreement or commitment to which the Company is a party.

         3.4 SEC Filings. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission under the Securities Act and the Exchange Act collectively, (the "Company SEC Documents"). Each Company SEC Document filed, as amended or supplemented, if applicable, (a) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder and (b) did not, at the time it was filed, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading.

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                                      -5-

         3.5 Binding Effect. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         3.6 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the exchange for the Exchanged Shares) by, or enforcement against, the Company of this Agreement or the transactions contemplated by this Agreement.

         3.7 Private Offering. No form of general solicitation or general advertising will be used by the Company or its representatives in connection with the issuance of the Exchanged Shares. No registration of the Exchanged Shares, pursuant to the provisions of the Securities Act or any state securities laws, will be required by the issuance of the Exchanged Shares. The Company agrees that neither it, nor anyone acting on its behalf, will offer to sell the Exchanged Shares or any other securities of the Company so as to require the registration of the Exchanged Shares pursuant to the provisions of the Securities Act or any state securities laws, unless such Exchanged Shares or other securities are so registered.

         3.8 Broker's, Finder's or Similar Fees. Except for financial advisory fees payable by the Company to Ladenburg Thalmann & Co., Incorporated, there are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company in connection with the transactions contemplated by this Agreement based on any agreement, arrangement or understanding with the Company or any action taken by any such Person.

         3.9 Disclosure. This Agreement and the documents and certificates furnished to the Stockholder by the Company in connection with this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

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                                      -6-

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder represents and warrants to the Company as follows:

         4.1 Existence and Power. The Stockholder if an entity (a) is duly organized and validly existing under the laws of the jurisdiction of its formation and (b) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement.

         4.2 Authorization; No Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the transactions contemplated hereby, (a) have been duly authorized by all necessary action, (b) do not contravene the terms of the Stockholder's organizational documents, or any amendment thereof and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Encumbrance under, any Contractual Obligation of the Stockholder or any Requirement of Law applicable to the Stockholder.

         4.3 Title. The Stockholder owns, beneficially and of record, and has good and valid title to, the shares of Existing Preferred Stock set forth on Exhibit A free and clear of all Encumbrances. The Stockholder has the unrestricted power and authority to transfer such shares to the Company. Upon delivery to the Company of the stock certificates representing the Existing Preferred Stock and upon their exchange for the Exchanged Shares, the Company will acquire good and valid title to the Existing Preferred Stock, free and clear of all Encumbrances, other than those created by the Company.

         4.4 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the exchange for the Exchanged Shares) by, or enforcement against, the Stockholder of this Agreement or the transactions contemplated by this Agreement.

         4.5 Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         4.6 Purchase for Own Account. The Exchanged Shares are being or will be acquired for the Stockholder's own account and with no intention of distributing or reselling the Exchanged Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of the Stockholder at all times to sell or otherwise dispose of all or any part of the Exchanged Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of the Stockholder's property being at all times within the Stockholder's control. If the Stockholder should in the future decide to dispose of any of the Exchanged Shares, the Stockholder understands and agrees that the Stockholder may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. The Stockholder agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Exchanged Shares to the following effect:

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                                      -7-

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXCEPTION FROM REGISTRATION THEREUNDER.

         4.7 Accredited Investor. The Stockholder represents and warrants that the Stockholder (a) has such knowledge and experience in financial and business matters such that the Stockholder is capable of evaluating the merits and risks of an investment in the Replacement Preferred Stock and is able to bear the economic risk of such investment (i.e., at the time of investment the Stockholder could afford a complete loss) and (b) is an "accredited investor" (as defined in Rule 501 of Regulation D as promulgated by the Commission) in that the Stockholder satisfies one or more categories of the definition of "accredited investor" set forth on Exhibit B.

         4.8 Restricted Securities. The Stockholder understands that the Exchanged Shares will not be registered at the time of their issuance under the Securities Act for the reason that the issuance provided for in this Agreement is exempt pursuant to Section 3(a)(9) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the Stockholder's representations set forth in this Agreement.

         4.9 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Stockholder in connection with the transactions contemplated by this Agreement based on any agreement, arrangement or understanding with the Stockholder or any action taken by the Stockholder.

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                                      -8-

                                   ARTICLE V

                                CONDITIONS TO THE
                     OBLIGATION OF THE STOCKHOLDER TO CLOSE

         The obligation of the Stockholder to exchange the shares of Existing Preferred Stock for the Exchanged Shares at the Closing and to perform any obligations under this Agreement will be subject to the satisfaction as determined by, or waiver by, the Stockholder of the following conditions on or before the Closing Date:

         5.1 Representations and Warranties. Each of the representations and warranties of the Company in this Agreement, or in any written statement, list or certificate furnished pursuant to an express requirement of this Agreement, will be true and correct, individually and in the aggregate, in all material respects on and as of the date of the Closing with the same force and effect as though made on and as of the date of the Closing except that any such representation or warranty made as of a specified date will have been true on and as of such date.

         5.2 Exchanged Shares. The Company will have delivered to the Stockholder certificates in definitive form representing the number of Exchanged Shares set forth on Exhibit A registered in the name of the Stockholder.

         5.3 Satisfaction of the Conditions to the Closing of the Restructuring Agreement. All of the conditions to the closing of the Restructuring Agreement set forth in Article V and Article VI of the Restructuring Agreement will have been satisfied on or before the Closing Date, including, but not limited to, the execution of the Share Exchange Agreements by the Company and the Stockholders and the consummation of the transactions contemplated by such agreements.

                                   ARTICLE VI

                          CONDITIONS TO THE OBLIGATION
                             OF THE COMPANY TO CLOSE

         The obligation of the Company to issue the Exchanged Shares and the obligation of the Company to perform its other obligations under this Agreement will be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the Closing Date:

         6.1 Representations and Warranties. Each of the representations and warranties of the Stockholder in this Agreement, or in any written statement, list or certificate furnished pursuant to an express requirement of this Agreement, will be true and correct, individually and in the aggregate, in all material respects on and as of the date of the Closing with the same force and effect as though made on and as of the date of the Closing except that any such representation or warranty made as of a specified date shall have been true on and as of such date.

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                                      -9-

         6.2 Satisfaction of Conditions to the Company's Obligations under the Restructuring Agreement. All of the conditions to the closing of the Restructuring Agreement set forth in Article V and Article VI of the Restructuring Agreement will have been satisfied on or before the Closing Date, including, but not limited to, the execution of the Share Exchange Agreements by the Company and the Stockholders and the consummation of the transactions contemplated by such agreements.

                                  ARTICLE VII

                                 INDEMNIFICATION

         7.1 Indemnification. Except as otherwise provided in this Article VII, the Company (the "Indemnifying Party") agrees to indemnify, defend and hold harmless the Stockholder and the Stockholder's Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "Claims"), losses or written threats thereof (including, without limitation, any Claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) or other liabilities (collectively, "Losses") resulting from or arising out of any breach of any representation or warranty, covenant or agreement by the Company in this Agreement. The amount of any payment to any Indemnified Party herewith in respect of any Loss will be of sufficient amount to make such Indemnified Party whole for any diminution in value of the Exchanged Shares. In connection with the obligation of the Indemnifying Party to indemnify for expenses as set forth above, the Indemnifying Party will, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed under this Article VII for any expenses, such reimbursement of expenses will be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party.

         7.2 Notification. Each Indemnified Party under this Article VII will, promptly after the receipt of notice of the commencement of any Claim against such Indemnified Party in respect of which indemnity may be sought from the Indemnifying Party under this Article VII, notify the Indemnifying Party in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Indemnifying Party of any such action will not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article VII or (b) under this Article VII unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses. In case any such Claim is brought against any Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any Claim in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party will have the right to employ separate counsel and to control its own defense of such Claim if, in the reasonable opinion of counsel to such Indemnified Party, either (i) one or more defenses are available to the Indemnified Party that are not available to the Indemnifying Party or
(ii) a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that the Indemnifying Party (A) will not be liable for the fees and expenses of more than one counsel to all Indemnified Parties and (B) will reimburse the Indemnified Parties for all of such fees and expenses of such counsel incurred in any action between the Indemnifying Party and the Indemnified Parties or between the Indemnified Parties and any third party, as such expenses are incurred. The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such Claim. The Indemnifying Party will not be liable for any settlement of any Claim effected against an Indemnified Party without its written consent, which consent will not be unreasonably withheld. The indemnification and contribution rights accorded to an Indemnified Party under this Article VII will be the exclusive remedy of the Indemnified Parties; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Article VII will restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

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                                      -10-

         7.3 Contribution. If the indemnification provided for in this Article VII from the Indemnifying Party is unavailable to an Indemnified Party in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above will be deemed to include, subject to the limitations set forth in Sections 7.1 and 7.2, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 Survival of Representations and Warranties. The representations and warranties made in this Agreement will survive until the second anniversary of the Closing Date.

         8.2 Notices. All notices, demands and other communications provided for or permitted under this Agreement must be made in writing and delivered by registered or certified first-class mail, return receipt requested, courier service or personal delivery to each Party at the address designated for such Party below or at such other address designated from time to time by a Party upon written notice to the other Parties pursuant to this Section 8.2.

                    (a)  If to the Company:

                         Aquis Communications Group, Inc.
                         1719A Route 10, Suite 300
                         Parsipanny, New Jersey 07054
                         Attention:  D. Brian Plunkett, Chief Financial Officer

                         with a copy to:

                         Hodgson Russ LLP
                         One M&T Plaza, Suite 2000
                         Buffalo, New York 14203
                         Attention:  Joseph P. Galda, Esq.

                    (b)  If to the Stockholder:

                         To the address provided on the signature page hereof.

         8.3 Successors and Assigns; Third Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of the Parties. Subject to applicable securities laws and the terms and conditions thereof, the Stockholder may assign any of the Stockholder's rights under this Agreement to any of the Stockholder's Affiliates. Except as provided in Article VII, no Person other than the Parties and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

         8.4 Amendment and Waiver.

               (a) No failure or delay on the part of the Company or the Stockholder in exercising any right, power or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Stockholder at law, in equity or otherwise.

               (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Stockholder from the terms of any provision of this Agreement, will be effective (i) only if it is made or given in writing and signed by the Parties and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         8.5 Counterparts; Facsimile Signature. This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Any Party may exercise this Agreement by facsimile signature and the other Parties will be entitled to rely upon such facsimile signature as conclusive evidence that this Agreement has been duly executed by such Party.

         8.6 Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the interpretation of this Agreement.

         8.7 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law.

         8.8 Severability. If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement will not be in any way impaired, unless the provisions held invalid, illegal or unenforceable will substantially impair the benefits of the remaining provisions of this Agreement.

         8.9 Entire Agreement. This Agreement, together with the exhibits attached to this Agreement, are intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties in respect of the subject matter contained in this Agreement. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to in this Agreement. This Agreement, together with its exhibits, supersedes all prior agreements and understandings between the Parties with respect to the subject matter of this Agreement.

         8.10 Publicity; Confidentiality. Except as may be required by applicable Requirements of Law, no Party may issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated by this Agreement, without prior approval by the other Parties; provided, however, that nothing in this Agreement will restrict the Stockholder from disclosing information (a) that is already publicly available,
(b) that was known to the Stockholder on a non-confidential basis prior to its disclosure by the Company, (c) that may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that the Stockholder must use reasonable efforts to notify the Company in advance of such disclosure so as to permit the Company to seek a protective order or otherwise contest such disclosure, and the Stockholder will use reasonable efforts to cooperate, at the expense of the Company, with the Company in pursuing any such protective order, (d) to the extent that the Stockholder reasonably believes it appropriate in order to protect the Stockholder's investment in the Exchanged Shares or in order to comply with any Requirement of Law, (e) to the Stockholder's or the Company's officers, directors, shareholders, advisors, employees, members, partners, controlling persons, auditors or counsel or (f) to Persons from whom releases, consents or approvals are required, or to whom notice is required to be provided, pursuant to the transactions contemplated by this Agreement.

         8.11 Further Assurances. Each of the Parties will execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Preferred Share Exchange Agreement on the date first written above.


                         AQUIS COMMUNICATIONS GROUP, INC.


                         By:
                            ----------------------------------------------------
                                    D. Brian Plunkett, Chief Financial Officer




                         NAME OF STOCKHOLDER:





                         By:
                            ----------------------------------------------------
                                    Name:
                                    Title:

                         Address for Notices:

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                                    EXHIBIT A




        Number of Shares of                Number of Shares of Replacement
      Existing Preferred Stock                     Preferred Stock
-------------------------------------   --------------------------------------

                                    EXHIBIT B

                               Accredited Investor



         The Stockholder represents and warrants that the Stockholder is an "accredited investor" as that term is defined and construed pursuant to Rule 501 under the Securities Act because the Stockholder is one or more of the following:


         1. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000;

         2. A natural person who had an individual income in excess of $200,000 in each of the two most recent years (or a joint income with spouse in excess of $300,000 in each of those years) and who reasonably expects to reach the same income level in the current year;

         3. A trust with total assets in excess of $5,000,000, not formed for the specific purpose of purchasing the Units, and whose purchase is directed by a sophisticated person (as described in applicable regulations promulgated under the Securities
                  Act);

         4. A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act;

         5. A broker or dealer registered under Section 1 5 of the Securities Exchange Act of 1934, as amended;

         6. An insurance company as defined in Section 2(13) of the Securities Act;

         7. An investment company registered under the Investment Company Act of 1940 or a business development company (as defined by said Act), or Small Business Investment Company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

         8. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and (A) the investment decision has been made by a plan fiduciary, as defined in
                  Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or (B) the plan has total assets in excess of $5,000,000, or (C) the plan is a self directed plan and its investment decisions are made solely by persons who are accredited investors;

         9. A corporation, Massachusetts or similar business trust, partnership, or organization described in 501 (c)(3) of the Internal Revenue Code of 1986, as amended, and not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         10.      A director or executive officer of the Company;

         11. An entity all of the investors in which are "accredited investors."